UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016

R. R. DONNELLEY & SONS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4694	36-1004130
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On May 31, 2016, R. R. Donnelley & Sons Company (“RR Donnelley”) filed a Certificate of Amendment of Restated Certificate of Incorporation of RR Donnelley with the Secretary of State of the State of Delaware to reduce the par value of the 500,000,000 authorized shares of RR Donnelley’s Common Stock from $1.25 per share to $0.01 per share. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Restated Certificate of Incorporation of R. R. Donnelley & Sons Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 31, 2016	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Executive Vice President, Secretary; Chief Compliance Officer

Exhibit Index

Exhibit

3.1	Certificate of Amendment of Restated Certificate of Incorporation of R. R. Donnelley & Sons Company.